___________________________________________________________________________
___________________________________________________________________________


                           COLUMBIA HEALTHCARE CORPORATION



                                          TO



                         THE FIRST NATIONAL BANK OF CHICAGO,
                                       TRUSTEE



                                ______________________
                                ______________________





                                      INDENTURE



                            DATED AS OF DECEMBER 15, 1993



                                ______________________
                                ______________________



                                   DEBT SECURITIES


___________________________________________________________________________
___________________________________________________________________________

                                  TABLE OF CONTENTS


                                                                       Page


          ARTICLE ONE

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION . . . . . . . .   1
              SECTION 101.  DEFINITIONS. . . . . . . . . . . . . . . .   1
              SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.  . .  12
              SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.  .  13
              SECTION 104.  NOTICES, ETC., TO TRUSTEE AND COMPANY. . .  13
              SECTION 105.  NOTICE TO HOLDERS; WAIVER. . . . . . . . .  14
              SECTION 106.  CONFLICT WITH TRUST INDENTURE ACT. . . . .  14
              SECTION 107.  EFFECT OF HEADINGS AND TABLE OF
                                 CONTENTS. . . . . . . . . . . . . . .  15
              SECTION 108.  SUCCESSORS AND ASSIGNS.  . . . . . . . . .  15
              SECTION 109.  SEPARABILITY CLAUSE. . . . . . . . . . . .  15
              SECTION 110.  BENEFITS OF INDENTURE. . . . . . . . . . .  15
              SECTION 111.  GOVERNING LAW. . . . . . . . . . . . . . .  15
              SECTION 112.  LEGAL HOLIDAYS . . . . . . . . . . . . . .  15
              SECTION 113.  NO SECURITY INTEREST CREATED.  . . . . . .  16
              SECTION 114.  LIABILITY SOLELY CORPORATE.  . . . . . . .  16
              SECTION 115.  COUNTERPARTS.  . . . . . . . . . . . . . .  16

          ARTICLE TWO

                                 DEBT SECURITY FORMS . . . . . . . . .  16
              SECTION 201.  FORMS GENERALLY. . . . . . . . . . . . . .  16
              SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF
                                 AUTHENTICATION . . . . . . . . . . . . 17

          ARTICLE THREE

                                 THE DEBT SECURITIES . . . . . . . . .  18
              SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.  . .  18
              SECTION 302.  DENOMINATIONS. . . . . . . . . . . . . . .  21
              SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND
                                DATING . . . . . . . . . . . . . . . .  21
              SECTION 304.  TEMPORARY DEBT SECURITIES; GLOBAL NOTES. .  23
              SECTION 305.  REGISTRATION, TRANSFER AND EXCHANGE. . . .  25
              SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN
                                DEBT SECURITIES. . . . . . . . . . . .  26
              SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS
                                PRESERVED. . . . . . . . . . . . . . .  26
              SECTION 308.  CANCELLATION . . . . . . . . . . . . . . .  28
              SECTION 309.  COMPUTATION OF INTEREST. . . . . . . . . .  28
              SECTION 310.  CURRENCY OF PAYMENTS IN RESPECT OF DEBT
                                SECURITIES . . . . . . . . . . . . . .  28
              SECTION 311.  JUDGMENTS. . . . . . . . . . . . . . . . .  32




          ARTICLE FOUR

                              SATISFACTION AND DISCHARGE . . . . . . .  32
              SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE. .  32
              SECTION 402.  APPLICATION OF TRUST MONEY.  . . . . . . .  34

          ARTICLE FIVE

                                      REMEDIES . . . . . . . . . . . .  34
              SECTION 501.  EVENTS OF DEFAULT. . . . . . . . . . . . .  34
              SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND
                                ANNULMENT. . . . . . . . . . . . . . .  35
              SECTION 503.  COLLECTION OF INDEBTEDNESS AND SUITS FOR
                                ENFORCEMENT BY TRUSTEE.  . . . . . . .  36
              SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.  . . . .  37
              SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT
                                POSSESSION OF DEBT SECURITIES. . . . .  38
              SECTION 506.  APPLICATION OF MONEY COLLECTED . . . . . .  38
              SECTION 507.  LIMITATION ON SUITS. . . . . . . . . . . .  39
              SECTION 508.  UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
                                PRINCIPAL, PREMIUM AND INTEREST. . . .  39
              SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES . . . .  40
              SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.  . . . . .  40
              SECTION 511.  DELAY OR OMISSION NOT WAIVER.  . . . . . .  40
              SECTION 512.  CONTROL BY HOLDERS.  . . . . . . . . . . .  40
              SECTION 513.  WAIVER OF PAST DEFAULTS. . . . . . . . . .  41
              SECTION 514.  UNDERTAKING FOR COSTS. . . . . . . . . . .  41
              SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.  . . . .  42

          ARTICLE SIX

                                    THE TRUSTEE  . . . . . . . . . . .  42
              SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES. . . .  42
              SECTION 602.  NOTICE OF DEFAULT. . . . . . . . . . . . .  43
              SECTION 603.  CERTAIN RIGHTS OF TRUSTEE. . . . . . . . .  44
              SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE
                                OF DEBT SECURITIES . . . . . . . . . .  45
              SECTION 605.  MAY HOLD DEBT SECURITIES.  . . . . . . . .  45
              SECTION 606.  MONEY HELD IN TRUST. . . . . . . . . . . .  45
              SECTION 607.  COMPENSATION, INDEMNIFICATION AND
                                REIMBURSEMENT. . . . . . . . . . . . .  45
              SECTION 608.  RESIGNATION AND REMOVAL; APPOINTMENT OF
                                SUCCESSOR. . . . . . . . . . . . . . .  46
              SECTION 609.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.  .  48
              SECTION 610.  MERGER, CONVERSION, CONSOLIDATION OR
                                SUCCESSION TO BUSINESS . . . . . . . .  49
              SECTION 611.  APPOINTMENT OF AUTHENTICATING AGENT. . . .  50
              SECTION 612.  PREFERENTIAL COLLECTION OF CLAIMS
                                 AGAINST COMPANY . . . . . . . . . . .  51



          ARTICLE SEVEN

                               CONCERNING THE HOLDERS  . . . . . . . .  52
              SECTION 701.  ACTS OF HOLDERS. . . . . . . . . . . . . .  52
              SECTION 702.  PROOF OF OWNERSHIP; PROOF OF EXECUTION OF
                                INSTRUMENTS BY HOLDERS.  . . . . . . .  52
              SECTION 703.  PERSONS DEEMED OWNERS. . . . . . . . . . .  53
              SECTION 704.  REVOCATION OF CONSENTS; FUTURE HOLDERS
                                BOUND. . . . . . . . . . . . . . . . .  53

          ARTICLE EIGHT

                                 HOLDERS' MEETINGS . . . . . . . . . .  53
              SECTION 801.  PURPOSES OF MEETINGS.  . . . . . . . . . .  53
              SECTION 802.  CALL OF MEETINGS BY TRUSTEE. . . . . . . .  54
              SECTION 803.  CALL OF MEETINGS BY COMPANY OR HOLDERS.  .  54
              SECTION 804.  QUALIFICATIONS FOR VOTING. . . . . . . . .  54
              SECTION 805.  REGULATIONS. . . . . . . . . . . . . . . .  55
              SECTION 806.  VOTING . . . . . . . . . . . . . . . . . .  55
              SECTION 807.  NO DELAY OF RIGHTS BY MEETING. . . . . . .  56

         ARTICLE NINE

                CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE .  56
              SECTION 901.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON
                                CERTAIN TERMS. . . . . . . . . . . . .  56
              SECTION 902.  SUCCESSOR CORPORATION SUBSTITUTED. . . . .  57

          ARTICLE TEN

                              SUPPLEMENTAL INDENTURES  . . . . . . . .  57
              SECTION 1001.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT
                                 OF HOLDERS. . . . . . . . . . . . . .  57
              SECTION 1002.  SUPPLEMENTAL INDENTURES WITH CONSENT OF
                                 HOLDERS . . . . . . . . . . . . . . .  58
              SECTION 1003.  EXECUTION OF SUPPLEMENTAL INDENTURES. . .  59
              SECTION 1004.  EFFECT OF SUPPLEMENTAL INDENTURES.  . . .  60
              SECTION 1005.  CONFORMITY WITH TRUST INDENTURE ACT.  . .  60
              SECTION 1006.  REFERENCE IN DEBT SECURITIES TO
                                 SUPPLEMENTAL INDENTURES.  . . . . . .  60
              SECTION 1007.  NOTICE OF SUPPLEMENTAL INDENTURE. . . . .  60

          ARTICLE ELEVEN

                                     COVENANTS . . . . . . . . . . . .  60
              SECTION 1101.  PAYMENT OF PRINCIPAL, PREMIUM AND
                                 INTEREST. . . . . . . . . . . . . . .  60
              SECTION 1102.  MAINTENANCE OF OFFICE OR AGENCY.  . . . .  61
              SECTION 1103.  MONEY FOR DEBT SECURITIES; PAYMENTS TO
                                 BE HELD IN TRUST. . . . . . . . . . .  61
              SECTION 1104.  CORPORATE EXISTENCE.  . . . . . . . . . .  62
              SECTION 1105.  LIMITATION ON MORTGAGES.  . . . . . . . .  62





              SECTION 1106.  LIMITATION ON SALE AND LEASE-BACK.  . . .  64
              SECTION 1107.  LIMITATION ON INCURRENCE OF INDEBTEDNESS
                                 OR ISSUANCE OF PREFERRED STOCK BY
                                 RESTRICTED SUBSIDIARIES . . . . . . .  65
              SECTION 1108.  EXEMPTED TRANSACTIONS.  . . . . . . . . .  66
              SECTION 1109.  OFFICERS' CERTIFICATE AS TO DEFAULT.  . .  66

          ARTICLE TWELVE

                            REDEMPTION OF DEBT SECURITIES. . . . . . .  67
              SECTION 1201.  APPLICABILITY OF ARTICLE. . . . . . . . .  67
              SECTION 1202.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.  .  67
              SECTION 1203.  SELECTION BY TRUSTEE OF DEBT SECURITIES
                                 TO BE REDEEMED. . . . . . . . . . . .  67
              SECTION 1204.  NOTICE OF REDEMPTION. . . . . . . . . . .  68
              SECTION 1205.  DEPOSIT OF REDEMPTION PRICE.  . . . . . .  68
              SECTION 1206.  DEBT SECURITIES PAYABLE ON REDEMPTION
                                 DATE. . . . . . . . . . . . . . . . .  69
              SECTION 1207.  DEBT SECURITIES REDEEMED IN PART. . . . .  69

          ARTICLE THIRTEEN

                                   SINKING FUNDS . . . . . . . . . . .  70
              SECTION 1301.  APPLICABILITY OF ARTICLE. . . . . . . . .  70
              SECTION 1302.  SATISFACTION OF MANDATORY SINKING FUND
                                 PAYMENTS WITH DEBT SECURITIES . . . .  70
              SECTION 1303.  REDEMPTION OF DEBT SECURITIES FOR
                                 SINKING FUND. . . . . . . . . . . . .  70

          ARTICLE FOURTEEN

                                     DEFEASANCE  . . . . . . . . . . .  72
              SECTION 1401.  APPLICABILITY OF ARTICLE. . . . . . . . .  72
              SECTION 1402.  DEFEASANCE UPON DEPOSIT OF MONEYS OR
                                 U.S. GOVERNMENT OBLIGATIONS . . . . .  72
              SECTION 1403.  DEPOSIT MONEYS AND U.S. GOVERNMENT
                                 OBLIGATIONS TO BE HELD IN TRUST . . .  74
              SECTION 1404.  REPAYMENT TO COMPANY. . . . . . . . . . .  74


                    INDENTURE dated as of December 15, 1993, between COLUMBIA HEALTHCARE CORPORATION, a Delaware corporation (hereinafter called the "Company"), having its principal executive office at 201 West Main Street, Louisville, Kentucky 40202 and The First National Bank of Chicago (hereinafter called the "Trustee"), having its Corporate Trust Office at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126.

                               RECITALS OF THE COMPANY

                    The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness (herein generally called the "Debt Securities"), to be issued in one or more series, as in this Indenture provided.

                    All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

                    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                    For and in consideration of the premises and the purchase of Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Debt Securities or of Debt Securities of any series, as follows:


                                     ARTICLE ONE

                           DEFINITIONS AND OTHER PROVISIONS
                                OF GENERAL APPLICATION

          SECTION 101.  DEFINITIONS.

                    For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                    (1)  the  terms  defined  in  this   Article  have  the
               meanings assigned to them in this Article, and include the plural as well as the singular;

                    (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                    (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

                    (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                    Certain terms, used principally in ARTICLE THREE or ARTICLE SIX, are defined in those respective Articles.

                    "Act" when used with respect to any Holder has the meaning specified in SECTION 701.

                    "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                    "Affiliated Corporation" means any corporation that is controlled by the Company but which is not a Subsidiary of the Company pursuant to the definition of the term "Subsidiary."

                    "Attributable   Debt"  means   as   of   the  date   of
          determination, (i) as to any capitalized lease obligations, the indebtedness carried on the balance sheet in accordance with generally accepted accounting principles and (ii) as to any operating leases, the total net amount of rent required to be paid under such leases during the remaining term thereof, discounted at the rate of 1% per annum over the weighted average yield to Stated Maturity of the Outstanding Debt Securities compounded semi-annually. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. The net amount of rent required to be paid shall also exclude contingent rent payments that are based on factors, such as revenue growth, that are not part of required minimum rent payments. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated. "Attributable Debt" does not include any obligation to make payments arising from the transfer of tax benefits under the United States Economic Recovery Tax Act of 1981 to the extent such obligation is conditioned upon receipt of payments from another Person.

                    "Authenticating  Agent"  has the  meaning  specified in
          SECTION 611.

                    "Board   of  Directors"  means   either  the  board  of
          directors of the Company, or any committee of that board duly authorized to act in respect hereof.

                    "Board   Resolution"  means  a  copy  of  a  resolution
          certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                    "Business Day" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Debt Securities means any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in that Place of Payment or other location are authorized or obligated by law to close, except as otherwise specified pursuant to SECTION 301.

                    "Code" means the Internal Revenue Code of 1986, as amended and as in effect on the date hereof.

                    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                    "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                    "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman, a Vice Chairman, the President, the Chief Financial Officer or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller, the Director of Finance, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                    "Component  Currency"  has  the  meaning  specified  in
          SECTION 310(H).

                    "Consolidated Net Tangible Assets" means the total amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities as disclosed on the consolidated balance sheet of the Company (excluding any thereof which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed and further excluding any deferred income taxes that are included in current liabilities) and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as set forth on the most recent consolidated balance sheet of the Company and computed in accordance with generally accepted accounting principles.

                    "Consolidated  Stockholders'  Equity"  means the  total
          stockholders'  equity   of  the  Company  and   its  Consolidated
          Subsidiaries,   which   under   generally   accepted   accounting
          principles would appear on a consolidated balance sheet of the Company and its Subsidiaries, excluding the separate component of stockholders' equity attributable to foreign currency
          translation  adjustments   pursuant  to  "Statement  of  Financial
          Accounting Standards  No.  52  --   Foreign  Currency Translation"
          or any successor provision or principle of generally accepted accounting principles.

                    "Consolidated Subsidiaries" means those Subsidiaries that are consolidated with the Company for financial reporting purposes.

                    "Conversion Date" has the  meaning specified in SECTION
          310(D).

                    "Conversion Event" means the cessation of (i) a Foreign Currency to be used both by the government of the country which issued such Currency and for the settlement of transactions by public institutions of or within the international banking community, (ii) the ECU to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European communities, or (iii) any Currency unit other than the ECU to be used for the purposes for which it was established.

                    "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at The First National Bank of Chicago, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division.

                    "Corporation"   includes   corporations,  associations,
          companies and business trusts.

                    "Currency" means Dollars or Foreign Currency.

                    "Currency Determination Agent" means the New York Clearing House bank, if any, from time to time selected by the Company for purposes of SECTION 310; provided that such agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Company and shall, in the opinion of the Company at the time of such appointment, require such agent to make the determinations required by this Indenture by a method consistent with the method provided in this Indenture for the making of such decision or determination.

                    "Debt" means (i) indebtedness for borrowed money by the Company or a Restricted Subsidiary, (ii) indebtedness of the Company or a Restricted Subsidiary (including capitalized lease obligations) for the deferred payment of the purchase price of property or assets purchased, and (iii) guarantees or other contingent obligations of the Company or a Restricted Subsidiary of or for borrowed money of another person or indebtedness of another person for the deferred payment of the purchase price of property or assets purchased (other than indebtedness owed by a Restricted Subsidiary to the Company, by a Restricted Subsidiary to a Subsidiary or by the Company to a Subsidiary).

                    "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities (including any Global Notes) authenticated and delivered under this Indenture.

                    "Defaulted  Interest"  has  the  meaning  specified  in
          SECTION 307.

                    "Depositary" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall in either case be designated by the Company pursuant to SECTION 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any series shall mean the Depositary with respect to the Debt Securities of that series.

                    "Discharged" has the meaning specified in SECTION 1402.

                    "Discount Security" means any Debt Security that is issued with "original issue discount" within the meaning of
          Section 1273(a) of the Code and the regulations thereunder.

                    "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                    "Dollar Equivalent of the Currency Unit" has the meaning specified in SECTION 310(G).

                    "Dollar Equivalent of the Foreign Currency" has the meaning specified in SECTION 310(F).

                    "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

                    "Election Date"  has the meaning  specified in  SECTION
          310(H).

                    "Event of Default" has the meaning specified in SECTION
          501.

                    "Exchange Rate Officer's Certificate" means a telex or a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar, Foreign Currency or Currency unit amounts of principal, premium, if any, and any interest respectively (on an aggregate basis and on the basis of a Debt Security having the lowest denomination principal amount pursuant to SECTION 302 in the relevant Currency or Currency unit), payable on the basis of such Market Exchange Rate sent (in the case of a telex) or signed (in the case of a certificate) by the Chief Financial Officer, a Vice President, the Treasurer or any Assistant Treasurer of the Company.

                    "Fixed Rate Security" means a Debt Security that provides for the payment of interest at a fixed rate.

                    "Floating  Rate Security"  means  a Debt  Security that
          provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index or any other index specified pursuant to SECTION 301.

                    "Foreign Currency" means a currency issued by the government of any country other than the United States or a composite currency or currency unit the value of which is determined by reference to the values of the currencies of any group of countries.

                    "Funded Debt" means any indebtedness for money borrowed, created, issued, incurred, assumed or guaranteed that would, in accordance with generally accepted accounting principles, be classified as long-term debt, but in any event including all indebtedness for money borrowed, whether secured or unsecured, maturing more than one year, or extendible at the option of the obligor to a date more than one year, after the date of determination thereof (excluding any amount thereof included in current liabilities).

                    "Global Note" means a Debt Security evidencing all or part of a series of Debt Securities that is executed by the Company and authenticated and delivered to the Depositary or pursuant to the Depositary's instructions, all in accordance with this Indenture and pursuant to a Company order, which shall be registered in the name of the Depositary or its nominee and that shall represent the amount of uncertificated securities as specified therein.

                    "Holder" means a person in whose name a Debt Security of any series is registered in the Security Register.

                    "Indenture" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities as established pursuant to
          SECTION 301.

                    "Independent" when used with respect to any specified Person means such a Person who (i) is in fact independent with respect to the Company, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Debt Securities or in any Affiliate of the Company or of such other obligor, and (iii) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                    The term "Interest", when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                    "Interest Payment Date" with respect to any Debt Security means the Stated Maturity of an installment of interest on such Debt Security.

                    "Joint Venture Subsidiary" means a Subsidiary of the Company as of the date of the Indenture of which the Company, directly or indirectly, owns less than 100% of the voting securities entitling the holders thereof to elect a majority of the directors (or, in the case of a partnership, of which the Company, directly or indirectly, owns less than 100% of the general partnership interests therein).

                    "Market Exchange Rate" means (i) for any conversion involving a Currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant Currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to SECTION 301 for the securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York, and (iii) for any conversion of one Foreign currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in New York City, London or any other principal market for Dollars or such purchased Foreign Currency. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii) the Currency Determination Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or any other principal market for such Currency or Currency unit in question, or such other quotations as the Currency Determination Agent shall deem appropriate. Unless otherwise specified by the Currency Determination Agent if there is more than one market for dealing in any currency or Currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency or Currency unit shall be that upon which a nonresident issuer of securities designated in such Currency or Currency unit would purchase such Currency or Currency unit in order to make payments in respect of such securities.

                    "Maturity" when used with respect to any Debt Security means the date on which the principal of such Debt Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder thereof or otherwise.

                    "Mortgages" means mortgages, liens, pledges or other encumbrances.

                    "Officers' Certificate" means a certificate signed by the Chairman, a Vice Chairman, the President, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

                    "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company (including an employee of the Company) and who shall be reasonably satisfactory to the Trustee, which is delivered to the Trustee.

                    "Outstanding" when used with respect to Debt Securities, means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

                    (i)  Debt  Securities  theretofore   canceled  by   the
               Trustee or delivered to the Trustee for cancellation;

                    (ii) Debt  Securities for  whose payment  or redemption
               money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities and any coupons thereto appertaining; PROVIDED, HOWEVER, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                    (iii) Debt Securities which have been surrendered pursuant to SECTION 306 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a BONA FIDE purchaser in whose hands such Debt Securities are valid obligations of the Company;

          PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Debt Securities outstanding have performed any Act hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Debt Securities that the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have performed any Act hereunder, the principal amount of a Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to SECTION 502 and the principal amount of a Debt Security denominated in a Foreign Currency that shall be deemed to be Outstanding for such purpose shall be the amount calculated pursuant to SECTION 310(j).

                    "Overdue Rate," when used with respect to any series of the Debt Securities, means the rate designated as such in or pursuant to the Board Resolution or the supplemental indenture, as the case may be, relating to such series as contemplated by
          SECTION 301.

                    "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

                    "Permitted Subsidiary  Refinancing Debt" means  Debt of
          any Subsidiary, the proceeds of which are used to renew, extend, refinance or refund outstanding Debt of such Subsidiary, PROVIDED that such Debt is scheduled to mature no earlier than the Debt being renewed, extended, refinanced or refunded; PROVIDED, FURTHER, that such Debt shall be Permitted Subsidiary Refinancing Debt only to the extent that the aggregate principal amount of such Debt (or, if such Debt is issued at a price less than the principal amount thereof, the aggregate amount of gross proceeds therefrom) does not exceed the aggregate principal amount then outstanding under the Debt being renewed, extended, refinanced or refunded (or if the Debt being renewed, extended, refinanced or refunded, was issued at a price less than the principal amount thereof, then not in excess of the amount of liability in respect thereof determined in accordance with generally accepted accounting principles.)

                    "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

                    "Place of Payment" when used with respect to the Debt Securities of any series means the place or places where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified pursuant to
          SECTION 301.

                    "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under SECTION 306 in lieu of a mutilated, lost, destroyed or stolen Debt Security or a Debt Security to which a mutilated, lost, destroyed or stolen Coupon appertains shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Debt Security or the Debt Security to which the mutilated, lost, destroyed or stolen Coupon appertains, as the case may be.

                    "Preferred Stock" of any Person means any capital stock of such Person which by its terms or by the terms of any security into which it is convertible or exchangeable is preferred as to the payment of dividends or upon liquidation to any class of the common stock of such Person or which matures or is mandatorily redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of any Outstanding Debt Securities.

                    "Principal Property" means each acute care hospital providing general medical and surgical services (excluding equipment, personal property and hospitals that primarily provide specialty medical services, such as psychiatric and obstetrical and gynecological services) owned solely by the Company and/or one or more of its Subsidiaries and located in the United States of America.

                    "Redemption Date" means the date fixed for redemption of any Debt Security pursuant to this Indenture which, in the case of a Floating Rate Security, unless otherwise specified pursuant to SECTION 301, shall be an Interest Payment Date only.

                    "Redemption Price" means, in the case of a Discount Security, the amount of the principal thereof that would be due and payable as of the Redemption Date upon a declaration of acceleration of the maturity thereof pursuant to SECTION 502, and in the case of any other Debt Security, the principal amount thereof, plus, in each case, premium, if any, and accrued and unpaid interest, if any, to the Redemption Date.

                    "Regular Record Date" for the interest payable on the Debt Securities of any series on any Interest Payment Date means the date specified for the purpose pursuant to SECTION 301 for such Interest Payment Date.

                    "Responsible Officer" when used with respect to the Trustee means any Vice President, the Secretary, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                    "Restricted Subsidiary" means (a) any Subsidiary other than an Unrestricted Subsidiary and (b) any Subsidiary which was an Unrestricted Subsidiary but which, subsequent to the date hereof, is designated by the Company (by Board Resolution) to be a Restricted Subsidiary; PROVIDED, HOWEVER, that the Company may not designate any such Subsidiary to be a Restricted Subsidiary if the Company would thereby breach any covenant or agreement contained in the Indenture (on the assumption that any transaction to which such Subsidiary was a party at the time of such designation and which would have given rise to Debt or Preferred Stock or constituted a Sale and Leaseback Transaction at the time it was entered into had such Subsidiary then been a Restricted Subsidiary was entered into at the time of such designation).

                    "Security Register" and "Security Registrar" have the respective meanings specified in SECTION 305(A).

                    "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to SECTION 307.

                    "Specified Amount" has the meaning specified in SECTION 310(H).

                    "Stated Maturity" when used with respect to any Debt Security or any installment of principal thereof or premium thereon or interest thereon means the date specified in such Debt Security as the date on which the principal of such Debt Security or such installment of principal, premium or interest is due and payable.

                    "Subsidiary" means (i) any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time, directly or indirectly, owned or controlled by the Company or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries or (ii) any partnership or joint venture of which at least a majority of the equity ownership, whether in the form of membership, general, special or limited partnership interests or otherwise, is directly or indirectly owned or controlled by the Company or by one or more Subsidiaries thereof, or by the Company and one or more Subsidiaries; PROVIDED, HOWEVER, that said term shall not include any corporation or partnership controlled by the Company (herein referred to as an "Affiliated Entity") which:

                    (a) does not transact any substantial portion of its business or regularly maintain any substantial portion of its operating assets within the continental limits of the United States of America;

                    (b) is principally engaged in the business of financing (including, without limitation, the purchase, holding, sale or discounting of or lending upon any notes, contracts, leases or other forms of obligations) the sale or lease of merchandise, equipment or services (1) by the Company, or (2) by a Subsidiary (whether such sales or leases have been made before or after the date when such corporation or partnership became a Subsidiary), or (3) by another Affiliated Entity, or (4) by any corporation or partnership prior to the time when substantially all its assets have heretofore been or shall hereafter have been acquired by the Company;

                    (c) is principally engaged in the business of owning, leasing, dealing in or developing real property;

                    (d) is principally engaged in the holding of stock in, and/or the financing of operations of, an Affiliated Entity; or

                    (e) is principally engaged in the business of (i) offering health benefit products or (ii) insuring against professional and general liability risks of the Company.

                    "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in SECTION 1005.

                    "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee," as used with respect to the Debt Securities of any series, shall mean the Trustee with respect to Debt Securities of such series.

                    "U.S. Government Obligations" has the meaning specified in SECTION 1402.

                    "Unrestricted Subsidiary" means (a) any Subsidiary acquired or organized after the date hereof, PROVIDED, HOWEVER, that such Subsidiary is not a successor, directly or indirectly, to, and does not directly or indirectly own any equity interest in, any Restricted Subsidiary; (b) any Subsidiary the principal business of which consists of obtaining financing in capital markets outside the United States of America or financing the acquisition or disposition of machinery, equipment, inventory, accounts receivable and other real, personal and intangible property by Persons including the Company or a Subsidiary; (c) any Subsidiary the principal business of which is owning, leasing, dealing in or developing real property for residential or office building purposes or land, buildings or related real property owned by the Company or any Subsidiary as of the date of the Indenture; (d) any Joint Venture Subsidiary; or (e) stock or other securities of an Unrestricted Subsidiary of the character described in clauses (a) through (d) of this definition, unless and until, in each of the cases specified in this paragraph, any such Subsidiary shall have been designated to be a Restricted Subsidiary pursuant to clause (b) of the definition of "Restricted Subsidiary."

                    "Valuation Date" has  the meaning specified  in SECTION
          310(C).

                    "Vice President" includes with respect to the Company and the Trustee, any Vice President of the Company or the Trustee, as the case may be, whether or not designated by a number or word or words added before or after the title "Vice President."

                    "Wholly Owned Subsidiary" means a Subsidiary of which all of the stock (other than directors' qualifying shares) is at the time, directly or indirectly, owned by the Company, and/or by one or more Wholly Owned Subsidiaries of the Company.

          SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

                    Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4)  a statement as to whether, in the opinion of  each
               such  individual,  such  condition  or  covenant  has   been
               complied with.

          SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                    In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                    Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 104.  NOTICES, ETC., TO TRUSTEE AND COMPANY.

                    Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                    (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Services Division; or

                    (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or airmail postage prepaid if sent from outside the United States, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

                    Any such Act or other document shall be in the English language, except that any published notice may be in an official language of the country of publication.

          SECTION 105.  NOTICE TO HOLDERS; WAIVER.

                    Where this Indenture provides  for notice to Holders of
          any event, such notice shall be sufficiently given to Holders (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to such Holders as their names and addresses appear in the Security Register, within the time prescribed; provided, however, that any notice to Holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to
          SECTION 301, shall be sufficiently given if given in the manner specified pursuant to SECTION 301.


                    In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, such notification shall be given by telex, telecopy or other facsimile transmission.

                    Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder, shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

          SECTION 106.  CONFLICT WITH TRUST INDENTURE ACT.

                    If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act (an "incorporated provision"), such incorporated provision shall control.

          SECTION 107.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                    The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 108.  SUCCESSORS AND ASSIGNS.

                    All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

          SECTION 109.  SEPARABILITY CLAUSE.

                    In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 110.  BENEFITS OF INDENTURE.

                    Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 111.  GOVERNING LAW.

                    This Indenture and the Debt Securities shall be deemed to be contracts made and to be performed entirely in the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to the conflicts of law rules of said State.

          SECTION 112.  LEGAL HOLIDAYS.

                    Unless otherwise specified pursuant to SECTION 301 or in any Debt Security, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debt Security of any series shall not be a Business Day at any Place of Payment for the Debt Securities of that series, then (notwithstanding any other provision of this Indenture or of the Debt Securities) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

          SECTION 113.  NO SECURITY INTEREST CREATED.

                    Nothing in this Indenture or in the Debt Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

          SECTION 114.  LIABILITY SOLELY CORPORATE.

                    No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on any Debt Securities, or any part thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company (or any incorporator, stockholder, officer or director of any predecessor or successor corporation), either directly or through the Company (or any such predecessor or successor corporation), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Debt Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company (or any incorporator, stockholder, officer or director of any such predecessor or successor corporation), either directly or indirectly through the Company or any such predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Debt Securities or to be implied herefrom or therefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of securities; PROVIDED, HOWEVER, that nothing herein or in the Debt Securities contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of the shares of capital stock not fully paid.

          SECTION 115.  COUNTERPARTS.

                    This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                                     ARTICLE TWO

                                 DEBT SECURITY FORMS



          SECTION 201.  FORMS GENERALLY.

                    The Debt Securities of each series shall be substantially in one of the forms (including global form) established in or pursuant to a Board Resolution or one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Debt Securities may be listed, or to conform to usage, all as determined by the officers executing such Debt Securities as conclusively evidenced by their execution of such Debt Securities. If the form of a series of Debt Securities (or any Global Note) is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee, together with an Officers' Certificate setting forth the form of such series, at or prior to the delivery of the Company Order contemplated by SECTION 303 for the authentication and delivery of such Debt Securities (or any such Global Note).

                     The definitive Debt Securities of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as conclusively evidenced by their execution of such Debt Securities.

          SECTION 202.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                    The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:




                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                    This is one of the series of Debt Securities issued under the within mentioned Indenture.

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee



                                        By _________________________________
                                                  Authorized Signatory

                                    ARTICLE THREE

                                 THE DEBT SECURITIES

          SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

                    The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

                    The  Debt  Securities  may be  issued  in  one  or more
          series. There shall be established in or pursuant to a Board Resolution and (subject to SECTION 303) set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

                    (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of such series from all other series of Debt Securities);

                    (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Debt Securities of such series pursuant to SECTIONS 304, 305, 306, 1006 or
               1207);

                    (3) the date or dates on which or periods during which the Debt Securities of the series may be issued, and the date or dates (or the method of determination thereof) on which the principal of (and premium, if any, on) the Debt Securities of such series are or may be payable (which, if so provided in such Board Resolution or supplemental indenture may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time);

                    (4) the rate or rates (or the method of determination thereof) at which the Debt Securities of the series shall bear interest, if any, and the dates from which such interest shall accrue (which, in either case or both, if so provided in such Board Resolution or supplemental indenture may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time), the Interest Payment Dates on which such interest shall be payable (or the method of determination thereof), and the Regular Record Dates for the interest payable on such Interest Payment Dates and, in the case of Floating Rate Securities, the notice, if any, to Holders regarding the determination of interest and the manner of giving such notice, and the extent to which, or the manner in which, any interest payable on any Global Note on an Interest Payment Date will be paid if other than in the manner provided in
               SECTION 307;

                    (5) the place or places, if any, in addition to or instead of the Corporate Trust Office of the Trustee, where the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable;

                    (6) the obligation, if any, of the Company to redeem or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder and the period or periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

                    (7) the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;

                    (8) if the coin or Currency in which the Debt Securities shall be issuable is in Dollars, the denominations of such Debt Securities if other than denominations of $1,000 and any integral multiple thereof (except as provided in SECTION 304);

                    (9) whether the Debt Securities of the series are to be issued as Discount Securities and the amount of discount with which such Debt Securities may be issued and, if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to SECTION 502;

                    (10) provisions, if  any, for  the  defeasance of  Debt
               Securities of the series;

                    (11) If other  than  Dollars, the  Foreign Currency  or
               Currencies in which Debt Securities of the series shall be denominated, or in which payment of the principal of (and/or premium, if any) and/or interest on the Debt Securities of the series may be made, and the particular provisions applicable thereto and, if applicable, the amount of Debt Securities of the series which entitles the Holder of a Debt Security of the series or proxy to one vote for purposes of
               SECTION 805;

                    (12) if  the  principal of  (and  premium,  if any)  or
               interest on Debt Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which the Debt Securities are denominated or payable without such election, in addition or in lieu of the provisions of SECTION 310, the period or periods within which and the terms and conditions upon which such election may be made and the time and the manner of determining the exchange rate or rates between the Currency or Currencies in which the Debt Securities are denominated or payable without such election and the Currency or Currencies in which the Debt Securities are to be paid if such election is made;

                    (13) the  date as  of  which any  global Debt  Security
               representing any Outstanding Debt Securities of the series shall be dated if other than the date of original issuance of the first Debt Security of the series to be issued;

                    (14) if  the amount  of payments  of principal  of (and
               premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index including, but not limited to, an index based on a Currency or Currencies other than that in which the Debt Securities are denominated or payable, or any other type of index, the manner in which such amounts shall be determined;

                    (15) if  the  Debt   Securities  of   the  series   are
               denominated or payable in a Foreign Currency, any other terms concerning the payment of principal of (and premium, if any) or any interest on such Debt Securities (including the Currency or Currencies of payment thereof);

                    (16) the   designation   of   the   original   Currency
               Determination Agent;

                    (17) the applicable Overdue Rate, if any;

                    (18) if the  Debt Securities of the series  do not bear
               interest, the applicable dates for purposes of SECTION 312(a) of the Trust Indenture Act;

                    (19) any addition to, or  modification or deletion  of,
               any Events of Default or covenants provided for with respect to Debt Securities of the series;

                    (20) whether the Debt Securities of the series shall be
               issued in whole or in part in the form of one or more Global Notes and, in such case, the Depositary for such Global Note or Notes; and

                    (21) any other  terms of the series  (which terms shall
               not be inconsistent with the provisions of this Indenture).

                    All  Debt  Securities  of   any  one  series  shall  be
          substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, which, as set forth above, may be determined by the Company from time to time as to Debt Securities of a series if so provided in or established pursuant to the authority granted in a Board Resolution or in any such indenture supplemental hereto, and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to SECTION 303) set forth in such Officers' Certificate, or in any such indenture supplemental hereto. All Debt Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Debt Securities of such series.

                    If any of the terms of a series of Debt Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          SECTION 302.  DENOMINATIONS.

                    In the absence of any specification pursuant to SECTION 301 with respect to Debt Securities of any series, the Debt Securities of such series shall be issuable only in registered form and in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

          SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                    The Debt Securities of any series shall be executed on behalf of the Company by its Chairman, a Vice Chairman, its
          President, its Chief Financial Officer, one of its Vice Presidents or its Treasurer, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile.

                    Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

                    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debt Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Debt Securities. If all the Debt Securities of any one series are not to be issued at one time and if a Board Resolution or supplemental indenture relating to such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Debt Securities such as interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue.

                    The Trustee shall be entitled to receive, and (subject to any incorporated provisions) shall be fully protected in relying upon, prior to the authentication and delivery of the Debt Securities of a particular series, (i) the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Debt Securities have been approved and
          (ii) an Opinion of Counsel stating that:

                    (1) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Debt Securities conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities;

                    (2) the forms and terms of such Debt Securities have been established in conformity with the provisions of this Indenture;

                    (3) in the event that the forms or terms of such Debt Securities have been established in a supplemental indenture, the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                    (4) the execution and delivery of such Debt Securities have been duly authorized by all necessary corporate action of the Company and such Debt Securities have been duly executed by the Company, and, assuming due authentication by the Trustee and delivery by the Company, are valid and binding obligations enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall not reasonably object; and

                    (5) the amount of Debt Securities Outstanding of such series, together with the amount of such Debt Securities, does not exceed any limit established under the terms of this Indenture on the amount of Debt Securities of such series that may be authenticated and delivered.

                    The Trustee shall not be required to authenticate such Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture in a manner which is not reasonably acceptable to the Trustee.

                    Each Debt Security shall be dated the date of its authentication.

                    No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Debt Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debt Security to the Trustee for cancellation as provided in SECTION 308 together with a written statement (which need not comply with SECTION 102) stating that such Debt Security has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

          SECTION 304.  TEMPORARY DEBT SECURITIES; GLOBAL NOTES.

                    (a)   Pending  the  preparation   of  definitive   Debt
          Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debt Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination for Debt Securities of such series, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as conclusively evidenced by their execution of such Debt Securities. Every such temporary Debt Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debt Securities in lieu of which they are issued.

                    If temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series, of a like Stated Maturity and with like terms and provisions, upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder, except as provided in SECTION 305 in connection with a transfer. Upon surrender for cancellation of any one or more temporary Debt Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of a like Stated Maturity and like terms and provisions. Until so exchanged, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series.

                    (b) If the Company shall establish pursuant to SECTION 301 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with SECTION 303 and the Company Order with respect to such series, authenticate and deliver one or more Global Notes in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the outstanding Debt Securities of such series to be represented by one or more Global Notes, (ii) shall be registered in the name of the Depositary for such Global Note or Notes or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction, and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Debt Securities in definitive form, this Debt
          Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                    Notwithstanding any other provision of this  Section or
          SECTION 305, unless and until it is exchanged in whole or in part for Debt Securities in definitive form, a Global Note representing all or a portion of the Debt Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                    If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for Debt Securities of a series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

                    The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

                    If specified by the Company pursuant to SECTION 301 with respect to Debt Securities of a series, the Depositary for such series of Debt Securities may surrender a Global Note for such series of Debt Securities in exchange in whole or in part for Debt Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge:

                    (i) to each Person specified by the Depositary a new Debt Security or Securities of the same series of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and

                    (ii) to  the   Depositary  a  new  Global   Note  in  a
               denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Debt Securities delivered to Holders thereof.

                    Upon the exchange of a Global Note for Debt Securities in definitive form, such Global Note shall be canceled by the Trustee. Debt Securities issued in exchange for a Global Note pursuant to this SECTION 304 shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debt Securities to the persons in whose names such Debt Securities are so registered.

          SECTION 305.  REGISTRATION, TRANSFER AND EXCHANGE.

                    (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Debt Securities and of transfers and exchanges of the Debt Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering the Debt Securities and registering transfers and exchanges of the Debt Securities as herein provided; PROVIDED, HOWEVER, that the Company may appoint co-Security Registrars.

                    Upon surrender for registration of transfer of any Debt Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Debt Securities of the same series of like aggregate principal amount of such denominations as are authorized for Debt Securities of such series and of a like Stated Maturity and with like terms and conditions.

                    At the option of the Holder, Debt Securities of any series (except Global Notes) may be exchanged for other Debt Securities of the same series of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions, upon surrender of the Debt Securities to be exchanged at such office or agency. Whenever any Debt Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities that the Holder making the exchange is entitled to receive.

                    (b) All Debt Securities issued upon any transfer or exchange of Debt Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered for such transfer or exchange.

                    Every Debt Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                    No  service charge  will be  made for  any transfer  or
          exchange of Debt Securities except as provided in SECTION 306. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Debt Securities, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

                    The Company shall not be required (i) to register, transfer or exchange Debt Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Debt Securities of such series selected for redemption under SECTION 1204 and ending at the close of business on the day of such transmission, or (ii) to register, transfer or exchange any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

          SECTION   306.   MUTILATED,   DESTROYED,  LOST  AND  STOLEN  DEBT
          SECURITIES.

                    If (i) any mutilated Debt Security is surrendered to the Trustee at its Corporate Trust Office, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee receives notice that such Debt Security has been acquired by a BONA FIDE purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security, a new Debt Security of the same series of like Stated Maturity and with like terms and conditions and like principal amount, bearing a number not contemporaneously Outstanding.

                    In case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay the amount due on such Debt Security in accordance with its terms.

                    Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                    Every new Debt Security of any series issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series duly issued hereunder.

                    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or Coupons.

          SECTION 307.  Payment of Interest; Interest Rights Preserved.

                    (a) Interest on any Debt Security that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Debt Security (or one or more Predecessor Securities) is registered at the close of business on the

          Regular Record Date for such interest notwithstanding the cancellation of such Debt Security upon any transfer or exchange subsequent to the Regular Record Date. Payment of interest on Debt Securities shall be made at the offices of the Paying Agent or Paying Agents specified pursuant to SECTION 301 or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if provided pursuant to SECTION 301, by wire transfer to an account designated by the Holder.

                    (b) Any interest on any Debt Security that is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debt Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the Currency or Currency unit in which the Debt Securities of such series are payable (except as otherwise specified pursuant to SECTIONS 301 or 310) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which date shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holders of such Debt Securities at their addresses as they appear in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debt Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                    (2) The Company may make payment of any Defaulted Interest on Debt Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Debt Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the

               Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                    (c) Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

          SECTION 308.  CANCELLATION.

                    Unless otherwise specified pursuant to SECTION 301 for Debt Securities of any series, all Debt Securities surrendered for payment, redemption, transfer, exchange or credit against any sinking fund, if surrendered to any Person other than the Trustee, shall be delivered to the Trustee. All Debt Securities so delivered shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Debt Securities previously authenticated hereunder which the Company has not issued, and all Debt Securities or Coupons so delivered shall be promptly canceled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debt Securities held by the Trustee shall be destroyed by the Trustee, and the Trustee shall deliver a certificate to such effect to the Company. The acquisition of any Debt Securities by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Debt Securities are surrendered to the Trustee for cancellation.

          SECTION 309.  COMPUTATION OF INTEREST.

                    Except as otherwise specified pursuant to SECTION 301 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 310.  CURRENCY OF PAYMENTS IN RESPECT OF DEBT SECURITIES.

                    (a) With respect to Debt Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, except as provided in paragraph (d) below, payment of the principal of (and premium, if any) and any interest on any Debt Security of such series will be made in the Currency in which such Debt Security is payable.

                    (b) It may be provided pursuant to SECTION 301 with respect to the Debt Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (and premium, if any) and any interest on such Debt Securities in any of the Currencies that may be designated for such election by delivering to the

          Trustee and the Currency Determination Agent a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee and the Currency Determination Agent (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change or election may be made with respect to payments to be made on any Debt Security of such series with respect to which an Event of Default has occurred or notice of redemption has been given by the Company pursuant to ARTICLE TWELVE). Any Holder of any such Debt Security who shall not have delivered any such election to the Trustee and the Currency Determination Agent by the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in paragraph (a) of this SECTION 310.

                    (c) If the election referred to in paragraph (b) above has been provided for pursuant to SECTION 301, then not later than the fourth Business Day after the Election Date for each payment date, the Trustee or the Currency Determination Agent will deliver to the Company a written notice specifying, in the Currency in which each series of the Debt Securities are payable, the respective aggregate amounts of principal of (and premium, if any) and any interest on the Debt Securities to be paid on such payment date, specifying the amounts so payable in respect of the Debt Securities as to which the Holders of Debt Securities denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to SECTION 301 and if at least one Holder has made such election, then, on the second Business Day preceding each payment date, the Company will deliver to the Trustee and the Currency Determination Agent an Exchange Rate Officer's Certificate in respect of the Currency payments to be made on such payment date. The Currency amount receivable by Holders of Debt Securities who have elected payment in a Currency as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date.

                    (d) If a Conversion Event occurs with respect to a Foreign Currency, the ECU or any other Currency unit in which any of the Debt Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then with respect to each date for the payment of principal of (and premium, if any) and any interest on the applicable Foreign Currency, the ECU or such other Currency unit occurring after the last date on which such Foreign Currency, the ECU or such other Currency unit was used (the "Conversion Date"), the Dollar shall be the Currency of payment for use on each such payment date. The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Debt Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a Currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Currency Determination Agent in the manner provided in paragraph (f) or (g) below.

                    (e) If the Holder of a Debt Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election. If a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) of this SECTION 310.

                    (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Currency Determination Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

                    (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Currency Determination Agent and subject to the provisions of paragraph (h) below, shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

                    (h) For purposes of this SECTION 310 the following terms shall have the following meanings:

                    A "Component Currency" shall mean any Currency which, on the Conversion Date, was a Component Currency of the relevant Currency unit, including, but not limited to, the ECU.

                    A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, including, but not limited to, the ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single Currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more Currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more Currencies with appropriate Dollar equivalents at the Market Exchange Rate on the date of such replacement equal to the dollar equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate on such date, and such amounts shall thereafter be Specified Amounts and such Currencies shall thereafter be Component Currencies. If after the Conversion Date of the relevant Currency unit, including but not limited to, the ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such Currency unit, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

                    "Election Date" shall mean the record date with respect to any payment date, and with respect to the Maturity shall mean the record date (if within 16 or fewer days prior to the Maturity) immediately preceding the Maturity, and with respect to any series of Debt Securities whose record date immediately preceding the Maturity is more than 16 days prior to the Maturity or any series of Debt Securities for which no record dates are provided with respect to interest payments, shall mean the date that is 16 days prior to the Maturity.

                    (i) All decisions and determinations of the Currency Determination Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Debt Securities denominated or payable in the relevant Currency. In the event of a Conversion Event with respect to a Foreign Currency, the Company, after learning thereof, will immediately give written notice thereof to the Trustee and the Currency Determination Agent (and the Trustee will promptly thereafter give notice in the manner provided in SECTION 105 to the Holders) specifying the Conversion Date. In the event of a Conversion Event with respect to the ECU or any other Currency in which Securities are denominated or payable, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give written notice in the manner provided in SECTION 105 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give written notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Currency Determination Agent and shall not otherwise have any duty or obligation to determine such information independently.

                    (j) For purposes of any provision of the Indenture where the Holders of Outstanding Debt Securities may perform an Act that requires that a specified percentage of the Outstanding Debt Securities of all series perform such Act and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal of (and premium, if any) and interest on the Debt Securities of all series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) and interest on the Outstanding Debt Securities denominated in a Foreign Currency will be the amount in Dollars based upon the Market Exchange Rate for Debt Securities of such series, as of the date for determining whether the Holders entitled to perform such Act have performed it, or as of the date of such decision or determination by the Trustee, as the case may be.

          SECTION 311.  JUDGMENTS.

                    If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Debt Security, it shall become necessary to convert into any other Currency any amount in the Currency due hereunder or under such Debt Security, then such conversion shall be made at the Market Exchange Rate as in effect on the date the Company shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Market Exchange Rate and the Market Exchange Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other Currency which, when converted at the Market Exchange Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Debt Security. Any amount due from the Company under this SECTION 311 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Debt Security. In no event, however, shall the Company be required to pay more in the Currency or Currency unit due hereunder or under such Debt Security at the Market Exchange Rate as in effect when payment is made than the amount of Currency stated to be due hereunder or under such Debt Security so that in any event the Company's obligations hereunder or under such Debt Security will be effectively maintained as obligations in such Currency, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion over the amount due and payable on the date of payment or distribution.


                                     ARTICLE FOUR

                              SATISFACTION AND DISCHARGE

          SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

                    This Indenture, with respect to the Debt Securities of any series (if all series issued under this Indenture are not to be affected), shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such Debt Securities herein expressly provided for and rights to receive payments of principal (and premium, if any) and interest on such Debt Securities) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (1)   either

                    (A) all Debt Securities of such series theretofore authenticated and delivered (other than (i) Debt Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in SECTION 306 and (ii) Debt Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in SECTION 1103) have been delivered to the Trustee for cancellation; or

                    (B) all Debt Securities of such series not theretofore delivered to the Trustee for cancellation,

                      (i)     have become due and payable; or

                     (ii) will become due and payable at their Stated Maturity within one year; or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) of this subclause (B), has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to SECTIONS 301 or 310), sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Debt Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; PROVIDED, HOWEVER, in the event a petition for relief under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the deposited money to the Company, the obligations of the Company under this Indenture with respect to such Debt Securities shall not be deemed terminated or discharged;

               (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

               (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under SECTION 607, the obligations of the Trustee to any Authenticating Agent under
          SECTION 611 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under SECTION 402 and the last paragraph of SECTION 1103 shall survive. If, after the deposit referred to in this SECTION 401 has been made, (x) the Holder of a Debt Security is entitled to, and does, elect pursuant to
          SECTION 310(b), to receive payment in a Currency other than that in which the deposit pursuant to this SECTION 401 was made, or
          (y) if a Conversion Event occurs with respect to the Currency in which the deposit was made or elected to be received by the Holder pursuant to SECTION

          310(b), then the indebtedness represented by such Debt Security shall be fully discharged to the extent that the deposit made with respect to such Debt Security shall be converted into the Currency in which such payment is made.

          SECTION 402.  APPLICATION OF TRUST MONEY.

                    Subject  to the  provisions  of the  last paragraph  of
          SECTION 1103, all  money deposited with  the Trustee pursuant  to
          SECTION 401 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                     ARTICLE FIVE

                                       REMEDIES

          SECTION 501.  EVENTS OF DEFAULT.

                    "Event of Default" wherever used herein with respect to Debt Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (1) default in the payment of any interest upon any Debt Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                    (2) default in the payment of the principal of (and premium, if any, on) any Debt Security of such series at its Maturity; or

                    (3) default in the deposit of any sinking fund payment or analogous obligation, when and as due by the terms of a Debt Security of such series; or

                    (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which expressly has been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the
               Holders of at least 10% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                    (5) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                    (6) the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                    (7) any other Event of Default provided with respect to Debt Securities of that series pursuant to SECTION 301.


          SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                    If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Debt Securities of such series may declare the principal amount (or, if any Debt Securities of such series are Discount Securities, such portion of the principal amount of such Discount Securities as may be specified in the terms of such Discount Securities) of all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Upon payment of such amount in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to SECTIONS 301 or 310), all obligations of the Company in respect of the payment of principal of the Debt Securities of such series shall terminate.

                    At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                    (1) the Company has paid or deposited with the Trustee a sum in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to SECTIONS 301 or 310) sufficient to pay

                         (A) all overdue installments of interest on all Debt Securities of such series;

                         (B) the principal of (and premium, if any, on) any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities;

                         (C)   to the extent that  payment of such interest
                    is lawful, interest upon overdue installments of interest on each Debt Security at the Overdue Rate; and

                         (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; PROVIDED, HOWEVER, that all sums payable under this clause (D) shall be paid in Dollars;

               and

                    (2) all Events of Default with respect to Debt Securities of such series, other than the nonpayment of the principal of Debt Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in SECTION 513.

          No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

          SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

                    The Company covenants that if:

                    (1) default is made in the payment of any installment of interest on any Debt Security when such interest becomes due and payable and such default continues for a period of 30 days;

                    (2) default is made in the payment of principal of (or premium, if any, on) any Debt Security at the Maturity thereof; or

                    (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of the Debt Securities of any series;

          the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities the amount then due and payable on such Debt Securities for the principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the Overdue Rate; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                    If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities wherever situated.

                    If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

                    In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities, if any, of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                 (i) to file and prove a claim for the whole amount of principal (or, if the Debt Securities of such series are Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with SECTION 502) (and premium, if any) and interest owing and unpaid in respect of the Debt Securities of such series and to file such other papers or documents as  may  be  necessary  or  advisable  in order to have the
               claims   of  the  Trustee  (including  any  claim  for  the
               reasonable   compensation,   expenses,   disbursements  and
               advances of the Trustee, its agents and counsel) and of the Holders of such Debt Securities and Coupons allowed in such judicial proceeding; and

                (ii)     to  collect  and  receive  any   moneys  or  other
               property payable or deliverable on any such claims and to distribute the same;

          and any receiver, assignee, trustee, custodian, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under SECTION 607.

                    Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBT SECURITIES.

                    All rights of action and claims under this Indenture or the Debt Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of such Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities in respect of which such judgment has been recovered.

          SECTION 506.  APPLICATION OF MONEY COLLECTED.

                    Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities of any series in respect of which money has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                    FIRST: To the  payment of all  amounts due the  Trustee
               under SECTION 607;

                    SECOND: To  the payment  of  the amounts  then due  and
               unpaid for principal of (and premium, if any) and interest on the Debt Securities of such series, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal (and premium, if any) and interest, respectively; and

                    THIRD:  The balance,  if any, to the Person  or Persons
               entitled thereto.

          SECTION 507.  LIMITATION ON SUITS.

                    No Holder of any Debt Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                    (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such series;

                    (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                    (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

          it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or of the Holders of Outstanding Debt Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. For the protection and enforcement of the provisions of this SECTION 507, each and every Holder of Debt Securities of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

          SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

                    Notwithstanding  any other provision in this Indenture,
          the Holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to SECTION 307) interest on such Debt Security on the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired without the consent of such Holder.

          SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

                    If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

                    Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511.  DELAY OR OMISSION NOT WAIVER.

                    No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512.  CONTROL BY HOLDERS.

                    The Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, PROVIDED, that

                    (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                    (2) subject to any incorporated provisions, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction; and

                    (3) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

          SECTION 513. WAIVER OF PAST DEFAULTS.

                    The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series waive any past default hereunder with respect to such series and its consequences, except a default

                    (1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or in the payment of any sinking fund installment or analogous obligation with respect to the Debt Securities of such series, or

                    (2) in respect of a covenant or provision hereof which pursuant to ARTICLE TEN cannot be modified or amended without the consent of the Holder of each outstanding Debt Security of such series affected.

                    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Debt Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 514.  UNDERTAKING FOR COSTS.

                    All parties to this Indenture agree, and each Holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit other than the Trustee of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder of a Debt Security for the enforcement of the payment of the principal of (or premium, if any) or interest on such Debt Security on or after the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on or after the Redemption Date).

          SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

                    The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                     ARTICLE SIX

                                     THE TRUSTEE

          SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES.


                    (a) Except during the continuance of an Event of Default with respect to the Debt Securities of any series,

                    (1) the Trustee undertakes to perform such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                    (2)  in the  absence  of bad  faith  on its  part,  the
               Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture.

                    (b) In case an Event of Default with respect to Debt Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                    (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, PROVIDED that

                    (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

                    (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                    (4) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                    (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 602.  NOTICE OF DEFAULTS.

                    Within 90 days after the occurrence of any default hereunder with respect to Debt Securities of any series the Trustee shall give notice to all Holders of Debt Securities of such series of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series or in the payment of any sinking fund installment with respect to Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Debt Securities of such series; and PROVIDED, FURTHER, that in the case of any default of the character specified in SECTION 501(4) with respect to Debt Securities of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of such series.

                    Notice given pursuant to this SECTION 602 shall be transmitted by mail:

                    (1) to all Holders,  as the names and addresses  of the
               Holders appear in the Security Register; and

                    (2) to each Holder of a Debt Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with the Trust Indenture Act.

          SECTION 603.  CERTAIN RIGHTS OF TRUSTEE.

                    Except as  otherwise  provided in  the Trust  Indenture
               Act:

                    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                    (d) the Trustee may consult with counsel and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee
               shall  not   be   responsible   for   any   misconduct   or
               negligence on the part of any agent (including any agent appointed pursuant to SECTION 310(I)) or attorney appointed with due care by it hereunder; and

                    (h) the Trustee shall not be required to take notice or be deemed to have notice of any default hereunder (except failure by the Company to pay principal of or interest on any series of Securities so long as the Trustee is also acting as Paying Agent for such series of Securities) unless the Trustee shall be specifically notified in writing of such default by the Company by the Holders of at least a 10% in aggregate principal amount of all Securities then outstanding, and all such notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the principal Corporate Trust Office of the Trustee, and in the absence of such notice the Trustee may conclusively assume there is no default except as aforesaid; and

                    (i) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty.

          SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBT SECURITIES.

                    The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities or Coupons, if any, of any series. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof.

          SECTION 605.  MAY HOLD DEBT SECURITIES.

                    The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debt Securities, and, subject to any incorporated provisions, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 606.  MONEY HELD IN TRUST.

                    Money in any Currency held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 607.  COMPENSATION, INDEMNIFICATION AND REIMBURSEMENT.

                    The Company agrees:

                    (1) to pay to the Trustee from time to time reasonable compensation in Dollars for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                    (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                    (3) to indemnify in Dollars the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                    As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Debt Securities.

                    The obligations of the Company under this SECTION 607 to compensate and indemnify the Trustee for expenses, disbursements and advances shall constitute additional indebtedness under this Indenture and shall survive the satisfaction and discharge of this Indenture.

          SECTION 608.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under SECTION 609.

                    (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

                    (c) The Trustee may be removed at any time with respect to the Debt Securities of any series and a successor Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

                    (d)  If at any time:

                    (1) the Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a BONA FIDE Holder of a Debt Security of such series for at least six months; or

                    (2)  the  Trustee  shall  cease  to be  eligible  under
               Section 310(a) of the Trust Indenture Act with respect to the Debt Securities of any series and shall fail to resign after written request therefor by the Company or by any such Holder; or

                    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

          then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities, or (ii) subject to SECTION 514, any Holder who has been a BONA FIDE Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Debt Securities of such series;

                    (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of SECTION 609. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a BONA FIDE Holder of a Debt Security of such series for at least six months may, subject to SECTION 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

                    (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt
          Securities of  any series  and each  appointment  of a  successor

          Trustee with respect to the Debt Securities of any series in the manner and to the extent provided in SECTION 105 to the Holders of Debt Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

                    (g) If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act with respect to the Debt Securities of any series, it shall either eliminate such conflicting interest or resign with respect to the Debt Securities of that series in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture, and the Company shall take prompt action to have a successor Trustee with respect to the Debt Securities of that series appointed in the manner provided herein.

                    (h) There shall at all times be a Trustee hereunder with respect to the Debt Securities of each series, which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in Chicago, Illinois or New York, New York. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 609.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                    (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in SECTION 607.

                    (b)   In  case   of  the  appointment  hereunder  of  a
          successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any other trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of any such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

                    (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or
          (b) of this Section, as the case may be.

                    (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

                    Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

          SECTION 611.  APPOINTMENT OF AUTHENTICATING AGENT.

                    As  long as  any  Debt Securities  of  a series  remain
          Outstanding, upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Company shall elect, by the Trustee for such series of Debt Securities to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of each series of Debt Securities for which it is serving as Trustee. Debt Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent except that only the Trustee may authenticate Debt Securities upon original issuance and pursuant to SECTION 306 hereof. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                    Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Debt Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible, shall resign by giving written notice of resignation to the applicable Trustee and to the Company.

                    Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this SECTION 611 with respect to one or more of all series of Debt Securities, the Trustee for such series shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Debt Securities of such series in the manner and to the extent provided in SECTION 105. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Trustee for the Debt
          Securities   of  such series agrees to pay to the Authenticating
          Agent for such series from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of
          SECTION 607. The Authenticating Agent for the Debt Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.

                    If an appointment with respect to one or more series is made pursuant to this Section, the Debt Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                    This is one of the series of Debt Securities issued under the within mentioned Indenture.


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee



                                        By ________________________________
                                             As Authenticating Agent

                                        By ________________________________
                                              Authorized Signatory


          SECTION 612.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

               If and when the Trustee becomes a creditor of the Company (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). A Trustee that has resigned or been removed is subject to such provisions of the Trust Indenture Act to the extent provided therein.

                                    ARTICLE SEVEN

                                CONCERNING THE HOLDERS

          SECTION 701.  ACTS OF HOLDERS.

                    Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Debt Securities of any series may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of ARTICLE EIGHT, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

          SECTION  702.   PROOF  OF   OWNERSHIP;  PROOF  OF   EXECUTION  OF
          INSTRUMENTS BY HOLDERS.

                    The ownership of Debt Securities of any series shall be proved by the Security Register for such series or by a certificate of the Security Registrar for such series.

                    Subject to the provisions of SECTION 603 and 805, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a Holder or his agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner:

                    The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgement of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                    The record of any Holders' meeting shall be proved in the manner provided in SECTION 806.

                    The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

          SECTION 703.  PERSONS DEEMED OWNERS.

                    The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Debt Security is registered as the owner of such Debt Security for the purpose of receiving payment of the principal of (and premium, if any) and (subject to SECTION 307) interest, if any, on such Debt Security and for all other purposes whatsoever, whether or not such Debt Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All payments made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Debt Security.

          SECTION 704.  REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.

                    At any time prior to (but not after) the evidencing to the Trustee, as provided in SECTION 701, of the taking of any Act by the Holders of the percentage in aggregate principal amount of the Outstanding Debt Securities specified in this Indenture in connection with such Act, any Holder of a Debt Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in SECTION 702, revoke such Act so far as it concerns such Debt Security. Except as aforesaid, any such Act taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of such Debt Security and of any Debt Securities issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or such other Debt Securities.


                                    ARTICLE EIGHT

                                  HOLDERS' MEETINGS

          SECTION 801.  PURPOSES OF MEETINGS.

                    A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this ARTICLE EIGHT for any of the following purposes:

                    (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of ARTICLE FIVE;

                    (2) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of ARTICLE SIX;

                    (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of
               SECTION 1002; or

                    (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Debt Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

          SECTION 802.  CALL OF MEETINGS BY TRUSTEE.

                    The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in
          SECTION 801, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in SECTION 105. Such notice shall be given not less than 20 days nor more than 90 days prior to the date fixed for the meeting.

          SECTION 803.  CALL OF MEETINGS BY COMPANY OR HOLDERS.

                    In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Debt Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in SECTION 801, by giving notice thereof as provided in SECTION 802.

          SECTION 804.  QUALIFICATIONS FOR VOTING.

                    To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of a Debt Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

          SECTION 805.  REGULATIONS.

                    Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of such series, in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

                    The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in SECTION 803, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

                    Subject to the provisos in the definition of "Outstanding," at any meeting each Holder of a Debt Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by SECTION 301) of Debt Securities of such series held or represented by him; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Debt Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of Holders of Debt Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of SECTION 802 or 803 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.


          SECTION 806.  VOTING.

                    The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in SECTION 802. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the
          affidavits   of  the  permanent  chairman  and  secretary of  the
          meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

                    Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          SECTION 807.  NO DELAY OF RIGHTS BY MEETING.

                    Nothing contained in this ARTICLE EIGHT shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of this Indenture or of the Debt Securities of any series.

                                     ARTICLE NINE

                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION  901.   COMPANY MAY  CONSOLIDATE, ETC.,  ONLY ON  CERTAIN
          TERMS.

                    The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                    (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (the "successor corporation") shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                    (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both would become an Event of Default, shall have happened and be continuing; and

                    (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance that would not be permitted by this Indenture, the Company or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure all Debt Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                    (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 902.  SUCCESSOR CORPORATION SUBSTITUTED.

                    Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with SECTION 901, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities.


                                     ARTICLE TEN

                               SUPPLEMENTAL INDENTURES

          SECTION  1001.    SUPPLEMENTAL   INDENTURES  WITHOUT  CONSENT  OF
          HOLDERS.

                    Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                    (1) to evidence the succession of another corporation to the Company and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

                    (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities appertaining thereto (and if such covenants are to be for the benefit of less than all series, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

                    (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series, stating that such Events of Default are expressly being included solely to be applicable to such series); or

                    (4) to change or eliminate any of the provisions of this Indenture, PROVIDED that any such change or elimination shall become effective only when there is no Outstanding Debt Security of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and as to which such supplemental indenture would apply; or

                    (5)   to secure the Debt Securities; or

                    (6) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Debt Securities pursuant to ARTICLE FOUR OR ARTICLE FOURTEEN, PROVIDED that any such action shall not adversely affect the interests of the Holders of Debt Securities of such series or any other series of Debt Securities in any material respect; or

                    (7) to establish the form or terms of Debt Securities of any series as permitted by SECTIONS 201 and 301; or

                    (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of SECTION 609; or

                    (9)  to cure any  ambiguity, to  correct or  supplement
               any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, PROVIDED such other provisions shall not adversely affect the interests of the Holders of Outstanding Debt Securities of any series created prior to the execution of such supplemental indenture in any material respect; or

                    (10) to  change  any  place  or places  where  (1)  the
               principal of and premium, if any, and interest, if any, on all or any series of Debt Securities shall be payable, (2) all or any series of Debt Securities may be surrendered for registration or transfer, (3) all or any series of Debt Securities may be surrendered for exchange, and (4) notices and demands to or upon the Company in respect of all or any series of Debt Securities and this Indenture may be served.

          SECTION 1002.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

                    With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Debt Security of each such series affected thereby,

                    (1) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof, or change the Currency or Currencies in which the principal of (and premium, if any) or interest on such Debt Security is denominated or payable, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to SECTION 502, or adversely affect the right of repayment or repurchase, if any, at the option of the Holder, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or analogous provisions for any Debt Security, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

                    (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

                    (3)   modify any  of  the provisions  of this  Section,
               SECTION 513 or SECTION 1109, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and SECTION 1109, or the deletion of this proviso, in accordance with the requirements of SECTIONS 609 and 1001(7).

                    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                    A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Debt Securities or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

          SECTION 1003.  EXECUTION OF SUPPLEMENTAL INDENTURES.

                    In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this

          Indenture, the Trustee shall be entitled to receive, and (subject to any incorporated provisions) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in a material way.

          SECTION 1004.  EFFECT OF SUPPLEMENTAL INDENTURES.

                    Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 1005.  CONFORMITY WITH TRUST INDENTURE ACT.

                    Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION  1006.   REFERENCE  IN  DEBT  SECURITIES TO  SUPPLEMENTAL
          INDENTURES.

               Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series.

          SECTION 1007.  NOTICE OF SUPPLEMENTAL INDENTURE.

                    Promptly after the execution by the Company and the appropriate Trustee of any supplemental indenture pursuant to
          SECTION 1002, the Company shall transmit, in the manner and to the extent provided in SECTION 105, to all Holders of any series of the Debt Securities affected thereby, a notice setting forth in general terms the substance of such supplemental indenture.


                                    ARTICLE ELEVEN

                                      COVENANTS

          SECTION 1101.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

                    The Company covenants and agrees for the benefit of each series of Debt Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities in accordance with the terms of the Debt Securities and this Indenture.

          SECTION 1102.  MAINTENANCE OF OFFICE OR AGENCY.

                    The Company will maintain in each Place of Payment for each series of Debt Securities an office or agency where Debt Securities of that series may be presented or surrendered for payment, where Debt Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

          SECTION  1103.  MONEY FOR DEBT SECURITIES; PAYMENTS TO BE HELD IN
          TRUST.

                    If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                    Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities, it will, by or on each due date of the principal (and premium, if any) or interest on any Debt Securities of such series, deposit with any such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                    The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                    (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                    (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series) in the making of any payment of principal (and premium, if any) or interest on the Debt Securities of such series; and

                    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying
          Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                    Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has became due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be transmitted in the manner and to the extent provided by SECTION 105, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 1104.  CORPORATE EXISTENCE.

                    Subject to ARTICLE NINE, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

          SECTION 1105.  LIMITATIONS ON MORTGAGES.

                    Nothing in this Indenture or in the Debt Securities shall in any way restrict or prevent the Company or any Subsidiary from incurring any indebtedness; PROVIDED that the Company covenants and agrees that neither it nor any Subsidiary will issue, assume or guarantee any indebtedness or obligation secured by Mortgages upon any Principal Property, without effectively providing that the Debt Securities then Outstanding and thereafter created (together with, if the Company so determines, any other indebtedness or obligation then existing and any other indebtedness or obligation thereafter created ranking equally with the Debt Securities) shall be secured equally and ratably with (or prior to) such indebtedness or obligation as long as such indebtedness or obligation shall be so secured, except that the foregoing provisions shall not apply to:

                         (a)(i) Mortgages to  secure all or any part of the
                    purchase price or the cost of construction of property acquired or constructed by the Company or a Subsidiary, PROVIDED such indebtedness and related Mortgage are incurred within 18 months after acquisition, or completion of construction and full operation, whichever is later;

                         (ii) Mortgages on property owned by the Company or
                    a Subsidiary to secure indebtedness incurred to construct additions, substantial repairs or alterations or substantial improvements to such properties, PROVIDED the amount of such indebtedness does not exceed the expense incurred to construct such additions, substantial repairs or alterations or substantial improvements and PROVIDED FURTHER that such indebtedness and related Mortgage are incurred within 18 months after the completion of such construction, repairs, alterations or improvements;

                    (b) Mortgages existing on property at the time of acquisition of such property by the Company or a Subsidiary or on the property of a Corporation at the time of the acquisition of such Corporation by the Company or a Subsidiary (including acquisitions through merger or consolidation);

                    (c) Mortgages to secure indebtedness on which the interest payments to bondholders are exempt from federal income tax under Section 103 of the Code;

                    (d)  In   the  case   of  a   Consolidated  Subsidiary,
               Mortgages in favor of the Company or another Consolidated Subsidiary;

                    (e)   Mortgages existing on the date of this Indenture;

                    (f)   Mortgages   in   favor   of   a   government   or
               governmental entity that:

                           (i) secure indebtedness which is guaranteed by the government or governmental entity, or

                          (ii) secure indebtedness incurred to finance all or some of the purchase price or cost of construction of goods, products or facilities produced under contract or subcontract for the government or governmental entity, or

                         (iii)     secure indebtedness  incurred to finance
                    all   or  some  of  the  purchase   price  or  cost  of
                    construction of the property subject to the Mortgage;

                    (g) Mortgages incurred in connection with the borrowing of funds if within 120 days after entering into such Mortgage, such funds are used to repay indebtedness in the same principal amount secured by other Mortgages on Principal Property with a fair market value at least equal to the fair market value of the Principal Property that secures the new Mortgages, in each case based on an appraisal by an Independent professional appraiser;

                    (h) Mortgages arising in connection with the transfer of tax benefits in accordance with Section 168(f)(8) of the Code (or any similar provision of law from time to time in effect); PROVIDED, that such Mortgages (i) are incurred within 90 days (or any longer period, not in excess of one year, as any such provision of law may from time to time permit) after the acquisition of the property or equipment subject to said Mortgage, (ii) do not extend to any other property or equipment and (iii) are solely for the purpose of said transfer of tax benefits or otherwise permitted by this SECTION 1105; and

                    (i) Any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Mortgage referred to in the foregoing clauses (a) to (h) inclusive or of any indebtedness secured thereby; PROVIDED that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement Mortgage shall be limited to all or part of substantially the same property that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

          SECTION 1106.  LIMITATIONS ON SALE AND LEASE-BACK.

                    The Company covenants and agrees that neither it nor any Subsidiary will enter into any arrangement with any Person (other than the Company or a Subsidiary), or to which any such Person is a party, providing for the leasing to the Company or a Subsidiary for a period of more than three years of any Principal Property that has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person (other than the Company or a Subsidiary), to which the funds have been or are to be advanced by such Person on the security of the leased property (in this Article Eleven called "Sale and Lease-Back Transactions") unless either:

                    (i) the Company or such Subsidiary would be entitled, pursuant to SECTION 1105, to incur indebtedness secured by a Mortgage on the property to be leased, without equally and ratable securing the Debt Securities, or

                    (ii) the  Company (and  in  any such  case the  Company
               covenants and agrees that it will do so) during or immediately after the expiration of 120 days after the effective date of such Sale and Lease-Back Transaction (whether made by the Company or a Subsidiary) applies to the voluntary retirement of Funded Debt and/or the acquisition or construction of Principal Property an amount equal to the value of such Sale and Lease-Back Transaction, less the principal amount of Debt Securities delivered, within 120 days after the effective date of such arrangement, to the Trustee for retirement and cancellation and the principal amount of other Funded Debt voluntarily retired by the

               Company within such 120-day period, excluding retirements of Debt Securities and other Funded Debt as a result of conversions or pursuant to mandatory sinking fund or prepayment provisions or by payment at maturity.

                    For purposes of this SECTION 1106, the term "value" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (1) the net proceeds of the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (2) the fair value in the opinion of the Chief Financial Officer of the Company of such property at the time of entering into such Sale and Lease-Back Transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

          SECTION 1107. LIMITATIONS ON INCURRENCE OF DEBT OR ISSUANCE OF PREFERRED STOCK BY RESTRICTED SUBSIDIARIES

                    The Company shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, issue, assume or otherwise become liable with respect to, extend the maturity of or become responsible for the payment of, as applicable, any Debt or Preferred Stock other than:

                    (i)   Debt outstanding on the date of this Indenture;

                    (ii)  Debt    of    a   Restricted    Subsidiary   that
               represents the assumption by such Restricted Subsidiary of Debt of another Restricted Subsidiary;

                    (iii) Debt or  Preferred  Stock   of  any   corporation
               or partnership   existing at  the time such  corporation  or
               partnership becomes a Subsidiary;

                    (iv) Debt of a Restricted Subsidiary arising from agreements providing for indemnification, adjustment of purchase price or similar obligations or from guarantees, letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Subsidiaries incurred or assumed in connection with the disposition of any business, property or Subsidiary, other than guarantees or similar credit support by any Restricted Subsidiary of indebtedness incurred by any Person acquiring all or any portion of such business, property or Subsidiary for the purpose of financing such acquisition, PROVIDED that the maximum aggregate liability in respect of all such Debt in the nature of such guarantees will at no time exceed the gross proceeds (including cash and the fair market value of property other than cash) actually received from the disposition of such business, property or Subsidiary;

                    (v) Debt of a Restricted Subsidiary in respect of performance, surety and other similar bonds, bankers acceptances and letters of credit provided by such Restricted Subsidiary in the ordinary course of business;

          (vi) Debt secured by a Mortgage incurred to finance the purchase price or cost of construction of property (or additions, substantial repairs, alterations or substantial improvements thereto), provided that (A) such Mortgage and the Debt secured thereby are incurred within 18 months of the later of such acquisition or completion of construction (or such addition, repair, alteration or improvement) and full operation thereof and (B) such Mortgage does not relate to any property other than the property so purchased or constructed (or added, repaired, altered or improved);

          (vii)     Permitted Subsidiary Refinancing Debt;

          (viii) Debt (including without limitation, Debt arising from a guarantee) of a Restricted Subsidiary to the Company or another Subsidiary, but only for so long as held or owned by the Company or another Subsidiary; or

          (ix) any obligation pursuant to a Sale and Lease-Back Transaction permitted under SECTION 1106.

          SECTION 1108.  EXEMPTED TRANSACTIONS.

                    Notwithstanding the provisions of SECTIONS 1105, 1106 and 1107, the Company and any Subsidiary may issue, assume or guarantee indebtedness secured by Mortgages and enter into Sale and Lease-Back Transactions that would otherwise be subject to the restrictions in SECTIONS 1105 and 1106, respectively, and any Restricted Subsidiary may issue, assume or otherwise become liable for any Debt or Preferred Stock that would otherwise be subject to the restrictions in SECTION 1107, PROVIDED (a) the aggregate outstanding principal amount of all other indebtedness of the Company and its Subsidiaries that is subject to the restrictions in SECTION 1105 (not including indebtedness permitted to be secured under clauses (a) to (i), inclusive of
          SECTION 1105), plus (b) the aggregate Attributable Debt in respect of the Sale and Lease-Back Transactions in existence at such time (not including Sale and Lease-Back Transactions permitted by SECTION 1106(i) or (ii)), plus (c) the aggregate principal amount of all Debt or Preferred Stock of any Restricted Subsidiary subject to the restrictions in SECTION 1107, (not including Debt or Preferred Stock permitted under clauses (i) to
          (ix), inclusive,  of SECTION  1107) does  not  exceed 15%  of the
          Consolidated Net Tangible Assets of the Company and its Consolidated Subsidiaries.

          SECTION 1109. OFFICERS' CERTIFICATE AS TO DEFAULT.

                    The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observation of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

                                    ARTICLE TWELVE

                            REDEMPTION OF DEBT SECURITIES

          SECTION 1201.  APPLICABILITY OF ARTICLE.

                    Debt Securities of any series that are redeemable before their Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to SECTION 301 for Debt Securities of any series) in accordance with this Article.

          SECTION 1202.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                    The election of the Company to redeem (or, in the case of Discount Securities, to permit the Holders to elect to surrender for redemption) any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series pursuant to SECTION 1204, the Company shall, at least 60 days prior the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of such series to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restrictions.

          SECTION  1203.   SELECTION BY  TRUSTEE OF  DEBT SECURITIES  TO BE
          REDEEMED.

                    If less than all the Debt Securities of any series are to be redeemed at the election of the Company, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof) of the principal amount of Debt Securities of such series in a denomination larger than the minimum authorized denomination for Debt Securities of such series pursuant to
          SECTION 302 in the Currency in which the Debt Securities of such series are denominated. The portions of the principal amount of Debt Securities so selected for partial redemption shall be equal to the minimum authorized denominations for Debt Securities of such series pursuant to SECTION 302 in the Currency in which the Debt Securities of such series are denominated or any integral multiple thereof, except as otherwise set forth in the applicable form of Debt Securities. In any case where more than one Debt Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Debt Security of such series.

                    The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

                    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security that has been or is to be redeemed.

          SECTION 1204.  NOTICE OF REDEMPTION.

                    Notice of redemption shall be  given by the Company, or
          at the Company's request, by the Trustee in the name and at the expense of the Company, not less than 30 days and not more than 60 days prior to the Redemption Date to the Holders of Debt
          Securities of any series to be redeemed in whole or in part pursuant to this ARTICLE TWELVE, in the manner provided in
          SECTION 105. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Debt Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Debt Security of such series.

                    All notices of redemption shall state:

                    (1)  the Redemption Date,

                    (2)  the Redemption Price,

                    (3) that Debt Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Debt Securities of such series or a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption,

                    (4) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

                    (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date,

                    (6)  the  Place or  Places of  Payment where  such Debt
               Securities  are  to  be   surrendered  for  payment  of  the
               Redemption Price, and

                    (7) that the redemption is for a sinking fund, if such is the case.

          SECTION 1205.  DEPOSIT OF REDEMPTION PRICE.

                    On or prior to the Redemption Date for any Debt Securities, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying

          Agent, segregate and hold in trust as provided in SECTION 1103) an amount of money in the Currency or Currencies in which such Debt Securities are denominated (except as provided pursuant to SECTION 301) sufficient to pay the Redemption Price of such Debt Securities or any portions thereof that are to be redeemed on that date.

          SECTION 1206.  DEBT SECURITIES PAYABLE ON REDEMPTION DATE.

                    Notice of redemption having been given as aforesaid, any Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price in the Currency in which the Debt Securities of such series are payable (except as otherwise specified pursuant to SECTIONS 301 or 310), and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Debt Securities shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price; PROVIDED, HOWEVER, that, unless otherwise specified as contemplated by
          SECTION 301, installments of interest on Debt Securities that have a Stated Maturity or on prior to the Redemption Date for such Debt Securities shall be payable according to the terms of such Debt Securities and the provisions of SECTION 307.

                    If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

          SECTION 1207.  DEBT SECURITIES REDEEMED IN PART.

                    Any Debt Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to
          SECTION 301 with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered. In the case of a Debt Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.

                                   ARTICLE THIRTEEN

                                    SINKING FUNDS

          SECTION 1301.  APPLICABILITY OF ARTICLE.

                    The provisions of this ARTICLE THIRTEEN shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified pursuant to
          SECTION 301 for Debt Securities of such series.

                    The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Debt Securities of any series, the amount of any cash sinking fund payment may be subject to reduction as provided in SECTION 1302. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

          SECTION 1302. SATISFACTION OF MANDATORY SINKING FUND PAYMENTS WITH DEBT SECURITIES.

                    In lieu of making all or any part of a mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Company may at its option, at any time no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Debt Securities of such series theretofore purchased or otherwise acquired by the Company, except Debt Securities of such series that have been redeemed through the application of mandatory or optional sinking fund payments pursuant to the terms of the Debt Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Debt Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; PROVIDED that such Debt Securities shall not have been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such mandatary sinking fund payment shall be reduced accordingly.

          SECTION 1303.  REDEMPTION OF DEBT SECURITIES FOR SINKING FUND.


                    Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash in the Currency or Currencies in which the Debt Securities of such series are denominated (except as provided pursuant to SECTION 301) and the portion thereof, if any, that is to be satisfied by delivering and crediting Debt Securities of such series pursuant to SECTION 1302 and whether the Company intends to exercise its rights to make a
                                      70
          permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Debt Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Debt Securities as provided in SECTION 1302 and without the right to make any optional sinking fund payment with respect to such series at such time.

                    Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Debt Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Debt Securities of such series at the Redemption Price specified in such Debt Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Debt Securities shall be added to the next sinking fund payment received by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in SECTION
          1103) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys with respect to the Debt Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in SECTION 1103) on the last sinking fund payment date with respect to Debt Securities of such series and not held for the payment or redemption of particular Debt Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Debt Securities of such series at Maturity.

                    The Trustee shall select or cause to be selected the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in SECTION 1203 and the Company shall cause notice of the redemption thereof to be given in the manner provided in SECTION 1204. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in SECTION 1206.

                    On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in SECTION 1103) in cash a sum, in the Currency or Currencies in which Debt Securities of such series are denominated (except as provided pursuant to SECTIONS 301 or 310), equal to the principal and interest accrued to the Redemption
          Date for Debt Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

                    Neither the Trustee nor the Company shall redeem any Debt Securities of a series with sinking fund moneys or mail any notice of redemption of Debt Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Debt Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Debt Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company, if the Company is then acting as its own Paying Agent) shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Debt Securities of such series; PROVIDED, HOWEVER, that in case such default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for the Debt Securities of such series on which such moneys may be applied pursuant to the provisions of this Section.


                                   ARTICLE FOURTEEN

                                      DEFEASANCE


          SECTION 1401.  APPLICABILITY OF ARTICLE.

                    If, pursuant to SECTION 301,  provision is made for the
          defeasance of Debt Securities of a series, and if the Debt Securities of such series are denominated and payable only in Dollars (except as provided pursuant to SECTION 301) then the provisions of this Article shall be applicable except as otherwise specified pursuant to SECTION 301 for Debt Securities of such series. Defeasance provisions, if any, for Debt Securities denominated in a Foreign Currency or Currencies may be specified pursuant to SECTION 301.

          SECTION 1402. DEFEASANCE UPON DEPOSIT OF MONEYS OR U.S. GOVERNMENT OBLIGATIONS.

                    At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Debt Securities of any series on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in SECTIONS 901, 1105, 1106, 1107, 1108 and 1109 with respect to Debt Securities of any series (and, if so specified pursuant to SECTION 301, any other restrictive covenant added for the benefit of such series pursuant to SECTION 301) at any time after the applicable conditions set forth below have been satisfied:

                    (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (i) and (ii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest on, the Outstanding Debt Securities of such series on the dates such installments of interest or principal and premium are due;

                    (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                    (3) if the Debt Securities of such series are then listed on any national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Debt Securities to be delisted;

                    (4) no Event of Default or event (including such deposit) which, with notice or lapse of time or both, would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit and no Event of Default under SECTION 501(5) or SECTION 501(6) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under SECTION 501(5) or
               SECTION 501(6) shall have occurred and be continuing on the 91st day after such date; and

                    (5) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Debt Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance or Discharge.

                    "Discharged" means that the  Company shall be deemed to
          have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Debt Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of (and premium, if any) and interest on such Debt Securities when such payments are due, (B) the Company's obligations with respect to the Debt Securities of such series under SECTIONS 304, 305, 306, 1103 and 1403 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

                    "U.S. Government Obligations" means securities that are
          (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          SECTION 1403. DEPOSIT MONEYS AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST.

                    All moneys and U.S. Government Obligations deposited with the Trustee pursuant to SECTION 1402 in respect of Debt Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Debt Securities, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

          SECTION 1404.  REPAYMENT TO COMPANY.

                    The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligations held by them at any time that are not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to SECTION 1402.

                    The provisions of the last paragraph of SECTION 1103 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Debt Securities for which money or U.S. Government Obligations have been deposited pursuant to SECTION 1402.

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                        COLUMBIA HEALTHCARE CORPORATION


                                        By: ________David G. Anderson______
                                        Print Name: __David G. Anderson____
                                        Title: _Vice President -- Finance__


          Attest:


          By: ______Joan O. Kroger______
          Print Name: __Joan O. Kroger__
          Title: __Corporate Secretary__


          Seal





                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Trustee


                                        By: ______John R. Prendiville______
                                        Print Name: __John R. Prendiville__
                                        Title: _______Vice President_______

          Attest:


          By: ______Grace A. Gorka______
          Print Name: __Grace A. Gorka__
          Title: _____Trust Officer_____


          Seal

          STATE OF       )
                         )    ss:
          COUNTY OF      )


                    On the 15th day of December 1993, before me personally came David G. Anderson to me known, who, being by me duly sworn, did depose and say that he is Vice President of Finance of Columbia Healthcare Corporation, one of the corpora-tions described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                 ____Margaret Wood Schneider__
                                                       Notary Public


          SEAL

          STATE OF       )
                         )    ss:
          COUNTY OF      )


                    On the 16th day of December 1993, before me personally came John R. Prendiville to me known, who, being by me duly sworn, did depose and say that he is Vice President of The First National Bank of Chicago, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.


                                                _______Somsri Helmer________
                                                       Notary Public


          SEAL